Exhibit10.27A

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

AMENDED AND RESTATED

Ascendon ADDENDUM

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This AMENDED AND RESTATED Ascendon ADDENDUM (this “Ascendon Addendum”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Comcast Cable Communications Management, LLC, a Delaware limited liability company (“Comcast”), on behalf of itself and its Affiliates (collectively, “Customer”).  This Ascendon Addendum is made and entered into this __ day of December 2019 but shall be effective as of January 1, 2020 (the “Ascendon Addendum Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #*******) effective as of January 1, 2020 (the “Agreement”), and now desire to describe the terms and conditions under which CSG will make available certain specialized products and related services to Customer, as further set forth in this Ascendon Addendum and Order Documents (as defined below) executed hereunder.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Ascendon Addendum shall have the meaning set forth in the Agreement.  Upon execution of this Ascendon Addendum by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Ascendon Addendum.  Except as amended by this Ascendon Addendum, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer and CSG previously executed that certain CD Addendum (CSG document no. *******) effective as of September 1, 2013 (the “Original CD Addendum”), which Original CD Addendum supplemented and amended that certain CSG Master Subscriber Management System Agreement (CSG document no. *******) effective as of March 1, 2013, as amended (the “Original MSA”);

WHEREAS, effective January 1, 2020, the Parties entered into the Agreement, which Agreement superseded and replaced the Original MSA;

WHEREAS, prior to the Ascendon Addendum Effective Date, CSG rebranded its Content Direct offering to the Ascendon offering, and now commonly refers to the Content Direct System and Content Direct Services as the “Ascendon System” and “Ascendon Services”, respectively;

WHEREAS, CSG provides via CSG’s Affiliate, CSG Media, LLC (“Media”), certain proprietary content monetization and management software known as the “Ascendon System,” which software is made available as a Software as a Service (commonly known as “SaaS”);

WHEREAS, Customer has requested that CSG make available to Customer under the Agreement the Ascendon System and certain services related to the Ascendon System; and

WHEREAS, the Parties are entering into this Ascendon Addendum to prescribe the terms and conditions by which CSG shall make available to Customer the Ascendon System and related services pursuant to one or more Ascendon Service Orders (as defined below), Letters of Agreement and/or Statements of Work, and conform the form and terms of this Ascendon Addendum to the form and terms of the Agreement and re-branded Ascendon offering.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, CSG and Customer agree to the following as of the Ascendon Addendum Effective Date:

Ascendon System Specific Terms:

1.

Attachment A; Scope and Conflict.  This Ascendon Addendum, including but not limited to, the terms of Attachment A hereto and its attached Schedules and Exhibits (collectively, “Attachment A”) specifically applies to CSG’s performance and/or provision of Ascendon Services (as defined in Attachment A) to Customer, which Ascendon Services shall be deemed an optional and ancillary service and product under Schedule F of the Agreement.  Unless otherwise expressly provided in this Ascendon Addendum, in no event will any terms, conditions or fees set forth in this Ascendon Addendum apply to CSG’s performance of the Agreement other than with respect to Ascendon Services, or to CSG’s provision and/or performance of Recurring Services or any optional and ancillary services or product under the Agreement that are not Ascendon Services.  Except as provided in this Ascendon Addendum, all other terms of the Agreement which are not in conflict with this Ascendon Addendum shall be given full force and effect (including with respect to each party’s performance under this Ascendon Addendum).  In the event of a conflict between the terms of the Agreement and the terms of this Ascendon Addendum, the terms of this Ascendon Addendum shall control and take precedence with respect to CSG’s provision of Ascendon Services. In the event of conflict between the terms of an Order Document (as defined below) and the terms of the Agreement and/or this Ascendon Addendum, the terms of the Order Document shall control and take precedence with respect to CSG’s provision of Ascendon Services.

2.	Agreement Remains in Effect. Except as expressly provided in this Ascendon Addendum, including all Attachments, Schedules and Exhibits hereto, the Agreement shall continue in full force and effect.

3.

Miscellaneous.  This Ascendon Addendum shall be governed by the laws of the State of New York, without reference to (i) conflict of laws principles or the choice of law doctrine, (ii) the UN Convention for Contracts for the International Sale of Goods, (iii) the Uniform Commercial Code, as currently or as may be enacted, codified or amended in any jurisdiction, and (iii) the Uniform Computer Information Transactions Act (prepared by the National Conference of Commissioners on Uniform State Laws) as currently or as may be enacted, codified or amended in any jurisdiction.  Customer and CSG agree that any dispute and/or action at law or in equity arising out of or relating to this Ascendon Addendum shall be subject to Sections 11.2 and 11.5 of the Agreement.  This Ascendon Addendum may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

Attachment A – General Terms and Conditions – Ascendon Services

Ascendon Schedule A – Form of Ascendon Service Order

Ascendon Schedule B – Ascendon SaaS Services

Ascendon Schedule C – Ascendon Hosting, Ascendon Support Services, Performance Standards and Remedies

IN WITNESS WHEREOF the Parties have executed this Ascendon Addendum as of the date first above written, effective as of the Ascendon Addendum Effective Date.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Bret C. Griess
Name: Peter Kiriacoulacos	Name: Bret C. Griess
Title: Executive Vice President & Chief Procurement Officer	Title: President & CEO

ATTACHMENT A

General Terms and Conditions - Ascendon Services

1.	Definitions. Except as otherwise provided in this Section 1 or this Attachment A, capitalized terms used in this Ascendon Addendum shall have the meanings ascribed to such terms in the Agreement.

“Ascendon Hourly Rate” means the applicable hourly rate for the person performing the applicable Ascendon Technical Service or Ascendon Support Services (if, as per the express terms of this Ascendon Addendum or an Order Document, an additional fee may be assessed with respect to the provision of such Ascendon Support Services).  *** ******** ****** **** ** ** *** ******** ******** ********* **** ** $******.

“Ascendon Order Term” means the term of an Ascendon Service Order as defined in such Ascendon Service Order.

“Ascendon Services” means the Ascendon SaaS Services, Ascendon Technical Services and Ascendon Support Services.

“Ascendon SaaS Services” means those services performed by CSG or its agent to provide access to the Ascendon System as described in an executed Ascendon Service Order but does not include any Ascendon Technical Services.

“Ascendon Software” means software code and computer programs underlying the Ascendon
SaaS Services provided by CSG to Customer pursuant to an executed Order Document.

“Ascendon System” means the specific configuration of Ascendon Application Server Modules (as identified in an Order Document), Ascendon Web Services and Ascendon user applications described in Ascendon Schedule B or an Order Document and provided by CSG to Customer pursuant to an Ascendon Service Order executed under this Ascendon Addendum and the related and implementing software, servers, hardware and technologies used by CSG to make the foregoing available via the Internet, as further specified in the Documentation.  The Ascendon System includes two (2) environments: (1) the Production Environment, and (2) the Sandbox Environment.  The Ascendon System shall not include *** ****************** *********** ** *** **** *** ********* *** ********** *********** ******** ****(*), *********** ******* ***********(*), *** ******** ********* ******** ** ************** ********** ** ** ** ********** ***** ** ******** **** ** ******** ** ****** *** ******* *** ******** **** ********.  The specific Ascendon System provided to Customer shall be denoted in each Ascendon Service Order executed under this Ascendon Addendum.

“Ascendon System Data” means non-personally identifiable performance data and usage statistics concerning the Ascendon System collected or compiled by CSG in connection with system-wide, aggregated use of the Ascendon System. For the avoidance of doubt, Ascendon System Data shall exclude information that constitutes Consumer Information, Usage Data and any data from which identifying information about a Customer or any Consumer can be discerned.

“Ascendon Technical Services” means any consulting, conversion, implementation, encoding, encryption, training or other services performed by CSG pursuant to a Statement of Work or

Managed Services but does not include the Ascendon SaaS Services or the Ascendon Support Services.

“Ascendon Web Services” means the set of application programming interfaces (“APIs”) exposing capabilities of the Ascendon Application Service Modules that enable Customer to build Customer Applications and integrate into the Ascendon System.  The Ascendon Web Services APIs are accessible via either SOAP, POX over HTTP or JSON over HTTP.  Not all Ascendon Web Services APIs are available via all access mechanisms; the Ascendon Online Web Services Guide (password protected with user credentials and accessible at ***********************************************************) provides complete information on the availability of the Ascendon Web Services.

“Billing Period” means the approximately ****** (**) *** period for which CSG bills Customer for certain Ascendon SaaS Services provided under an Ascendon Service Order.  As of the Ascendon Addendum Effective Date, the Billing Period is measured from ******** ******* **** on the **** of a given ******** ***** to ******** ** ******* **** on the **** of the following ******** *****.  CSG may alter the specific days and duration of the Billing Period by providing Customer not less than (**) **** advance written notice of such change; provided, in no event shall a Billing Period be less than ********** (**) ****.

“Comcast Subscribing Entity” means the specific Comcast entities (including Customer Affiliate(s)) identified in an Order Document that are granted rights to use the Ascendon System and related Ascendon SaaS Services prescribed under such Order Document.

“Compatible Interfaces” shall have meaning assigned to such term in Ascendon Schedule B.

“Consumer” means an end user client of a Customer Service or any other individual, officer, employee or contractor of Customer who accesses and/or uses the Ascendon System for other than administrative or operational purposes.

“Consumer Experience” means a Consumer – facing implementation of the Ascendon System, such as a Player, Storefront (including HTML storefront “widgets”), redemption site, local media manager/download manager, and streaming application.  The specific Consumer Experiences CSG will make available to Customer shall be identified in an executed Ascendon Service Order.

“Consumer Information” means (a) any PII (as defined in Section 10.4 of the Agreement) regarding a Consumer, (b) to the extent applicable, any Customer Proprietary Network Information (“CPNI”), as defined in 47 USC Section 222, or (c) Personal Information data that is provided to or collected by CSG in connection with a Consumer’s use of the Ascendon System.

“Customer Application” means a Customer-owned application developed by Customer or its third party agent or subcontractor that either accesses the features and functions of the Ascendon System through the Ascendon Web Services or otherwise integrates with the Ascendon System.

“Customer Content” means that data, proprietary content and content owned or licensed by Customer, including Customer Intellectual Property, that is published on or displayed through the Ascendon SaaS Services by Customer (or at Customer’s request) or is provided by Customer to CSG so that CSG may configure the Ascendon System for Customer’s use.  To the extent identified in an Order Document, Customer Content will also include Digital Entertainment Content owned by Customer or licensed by Customer from a Third Party Content Owner (as defined in Section 10(c) of this Ascendon Addendum).  For the avoidance of doubt, Customer Content does not include any Consumer Information or Usage Data.

For clarity, “Customer’s Intellectual Property” has the same meaning that it has in the Agreement, and includes, but is not limited to, Customer Site(s) and Customer Content.

“Customer Services” means any goods, products or services (digital or physical), including, if and as prescribed by an Order Document, Digital Entertainment Content, promoted or made available for trial, rental, sale, redemption or license by or through Customer or its Affiliate that access or use any feature or function of, on or through the Ascendon System or related Services for purposes of processing, selling, redeeming, or managing any of such goods, products or services.  Customer Services may be sold or licensed in a variety of forms and models, including by way of example only, subscriptions (daily, weekly, monthly, quarterly, etc.), on demand, electronic sell-through, redemption and digital download.

“Customer Site” means any Customer device (including a Set-Top Box (“STB”)), website, application, software, product or service on which the Ascendon System is embedded and/or provided to Consumers, but excludes all elements of the Ascendon System, including without limitation all Ascendon User Applications.

“Digital Entertainment Content” means digital versions of audiovisual works, sound recordings, literary works, and/or pictorial works as those terms are defined in 17 U.S.C. § 101, commercially distributed to the public as entertainment, together with any (i) associated information input into the Ascendon System and (ii) other data or information published with such works.  Non-exclusive examples of Digital Entertainment Content include movies, television titles, sporting events and original programming.

“Documentation” means the published online user manuals and documentation located at ************************** as of the Ascendon Addendum Effective Date and as updated by CSG from time to time in connection with the release of Fixes to the Ascendon System.  CSG shall provide notice to Customer of any changes to the Documentation and, if a Fix included in a quarterly release (versus a Fix released to address an Exception) requires Customer to modify its configuration of the Ascendon System, or change the method by which Customer configures the Ascendon System, CSG shall provide Customer reasonable advance notice to Customer of such configuration modification, whether through actual notice to Customer’s project manager(s) (via release notes or other communication) or revised Documentation.

“Exception” means any problem, defect, or failure of a Deliverable to conform to any applicable acceptance criteria defined in a SOW or the Documentation.  For purposes of clarification, a problem, defect or failure of a Deliverable shall not be deemed an Exception if such problem, default or failure of such Deliverable to conform to the acceptance criteria is caused by Customer’s failure to comply with its obligations or responsibilities as set forth in an Order Document, the Documentation or the Agreement.

“Go-Live Date” means the first to occur of: (i) date on Customer deploys or causes to be deployed a given deployment of the Ascendon System (or, if the relevant application is only a portion of the Ascendon System, then the applicable portion thereof) into the Production Environment and (ii) ****** (**) **** after CSG tenders the prescribed Ascendon System to Customer in the form and manner consistent with the terms of such SOW.

“Order Document” means an Ascendon Service Order, Statement of Work or LOA executed under the Agreement solely related to CSG’s provision of the Ascendon SaaS Services or any Ascendon Technical Services related to the configuration, use or discontinuance of the Ascendon SaaS Services.

“Performance Testing Environment” means an optional, dedicated and secured environment of the Ascendon System separate and distinct from the Sandbox Environment and Production Environment whereby Customer can execute performance testing (i.e., stress testing or high volume transaction tests) against the Ascendon Web Services.

“Production Environment” means the shared, live production environment on which the Customer may utilize the Ascendon System with Consumers.

“Sandbox BU” means a secured and partitioned instance (referred to as a business unit or “BU”) of the Sandbox Environment of the Ascendon System.

“Sandbox Environment” means a shared non-production environment made available by CSG to allow Customer to develop and/or test Ascendon System updates or releases that are pre-production, or for such other required configurations or designs to be determined between the Parties.  The Sandbox Environment, at the discretion of CSG, may maintain a smaller hardware foot-print, or be virtualized within a CSG datacenter, but will at a minimum make available the then-current release of the Ascendon System available on the Production Environment.

“Storefront” means one or more of the Consumer Experiences identified in an Ascendon Service Order, which indicates the Storefront solution(s) included in the Ascendon SaaS Services made available under such Ascendon Service Order.

For the avoidance of doubt, “Usage Data”, as defined in Section 10.6 of the Agreement, shall include statistics and data (i) provided to or collected by CSG in connection with a Consumer’s use of the Ascendon System, and (ii) relating to a Consumer’s account activity, including the browsing, accessing and/or purchasing of Customer Services or other information collected from or about or otherwise regarding Consumers, whether in individual or aggregate form, that is sufficient to personally identify a Consumer or to identify such Consumer as an end user client of Customer.  Usage Data may include Consumer Information.

2.	Ascendon Service Order; Customer Rights under Ascendon Service Order

(a)  This Ascendon Addendum and the applicable terms of the Agreement prescribe the general terms and conditions of CSG’s performance and provision of the Ascendon Services to Customer.  Customer’s right to access and utilize the Ascendon System and Ascendon Services requires Customer to execute with CSG an Ascendon Service Order under this Ascendon Addendum.  As used herein, a “Ascendon Service Order” means a document that specifies the fees, terms and conditions of Customer’s rights and obligations to use, and CSG’s obligation to provide, the Ascendon System and Ascendon SaaS Services as made available by this Ascendon Addendum, executed by CSG and Customer as sequentially numbered orders to this Ascendon Addendum (i.e., Ascendon Service Order No. 1, Ascendon Service Order No. 2, etc.).  Each Ascendon Service Order shall be in the form mutually agreed by the Parties, but shall follow the form attached hereto as Ascendon Schedule A and at a minimum include the following provisions:  (i) the specific Comcast Subscriber Entities granted rights to use the Ascendon System under such Ascendon Service Order, (ii) the specific project and purpose for which such Ascendon System may be used, (iii) the Ascendon System modules and applications to be utilized by Customer for a given deployment, (ii) the grant of rights to Customer to utilize the configured Ascendon System, which grant of rights shall apply in lieu of the grant of license(s) set forth in Section 3.9 and Schedule B of the Agreement, (iii) the fees applicable to Customer’s use of the Ascendon System and the related Ascendon Services (which fees may, for the avoidance of doubt, be increased pursuant to Section 5.4 of the Agreement), and (iv) the Ascendon Order Term.

(b) Notwithstanding any provision to the contrary in the Agreement, but subject to Section 12.7 of the Agreement, the Ascendon System and Ascendon SaaS Services described in an Ascendon Service Order may be only be used and accessed (i) by the specific Comcast Subscriber Entities and (ii) for the specific commercial project or Customer Services, in each case identified in such Ascendon Service Order.  Customer acknowledges that the fees prescribed in an Ascendon Service Order for a given Ascendon System are unique to that deployment, and a separate Ascendon Service Order (which may include the same, additional or different fees) is required to be executed for each Ascendon System deployment.  Nothing in the foregoing shall preclude the Parties from amending an Ascendon Service Order to add additional elements of the Ascendon System or Third Party Products or, by way of example, to require the Parties to execute separate Ascendon Service Orders to add additional Campus Properties (as defined in that certain Amended & Restated Ascendon Service Order No. 1 (CSG document no. *******) effective as of even date herewith).

3.	Reserved.

4.	Media as Provider of Ascendon Services.

The Ascendon Services performed under this Ascendon Addendum and any Order Document executed under this Ascendon Addendum shall be performed by Media, on behalf of CSG.  Consistent with Section 12.5 of the Agreement, CSG acknowledges and agrees that it is responsible for Media’s compliance with the terms and conditions of the Agreement (including, but not limited to, this Ascendon Addendum and any Order Document executed hereunder).  Accordingly, CSG shall be liable to Customer for the acts and omissions of Media to the same extent that liability to Customer would accrue under the Agreement (as supplemented or modified by this Ascendon Addendum) as if such acts or omissions had been performed or made by CSG.  As used in this Ascendon Addendum, “CSG” shall be deemed a reference to both CSG and Media.

5.	Ascendon SaaS Services and Ascendon Maintenance Services; Restrictions.

This Section 5 shall apply to the Ascendon Services in lieu of Sections 2 through 4 of Schedule B of the Agreement.

Subject to the terms and conditions of an Ascendon Service Order and the Agreement (including this Ascendon Addendum) and for the fees described in an applicable Ascendon Service Order, Customer agrees to procure from CSG, and CSG agrees to provide to Customer:

(a)  the Ascendon SaaS Services as described in and made available under an Ascendon Service Order executed by CSG and Customer pursuant to this Ascendon Addendum.  CSG shall provide Customer with unique and confidential access codes permitting remote access to utilize the Ascendon System via the Ascendon Web Services, or web-enabled user interface.  Customer shall not and shall not authorize or permit any third party to, (i) disclose Customer’s unique access codes to any entity other than Customer’s authorized employees and contractors, and (ii) use the Ascendon System for purposes other than permitted in this Ascendon

Addendum.  Customer shall be responsible for the improper use or disclosure of any of Customer’s unique access codes by Customer’s employees, contractors or any third party that accesses the Ascendon System through the Customer’s unique access codes; provided Customer shall not be responsible for such improper use or disclosure, including but not limited to any third party access, resulting from the acts or omissions of CSG, CSG’s subcontractors or another CSG client.  Unless otherwise provided in an Ascendon Service Order, the Ascendon SaaS Services are provided in the English (US) language.

(b)  maintenance and support for the Ascendon System and Ascendon SaaS Services in accordance with the terms set forth in Ascendon Schedule C and this Section 5(b) of this Ascendon Addendum (“Ascendon Support Services”).  Ascendon Support Services include any fixes, updates, upgrades or modifications to the Ascendon System made during the term of this Ascendon Addendum to the Ascendon System pursuant to Ascendon Schedule C (“Fix(es)”).  However, unless specifically provided in an Order Document, Ascendon Support Services do not include and CSG shall have no obligation to provide (i) custom modifications to the Ascendon System as requested by Customer, (ii) maintenance and support of, or the required implementation of updates to, any customization to the Ascendon System deployed by Customer, where such customizations are not specifically identified in an Order Document as being “supported” by CSG, (iii) maintenance and support of any third-party products not provided by CSG that are utilized by Customer in connection with its use of the Ascendon System, (iv) modifications to the Ascendon System required to enable it to function properly with updates, upgrades or modifications to Customer or its third party vendor and agent system, (v) maintenance and support (including configuration, monitoring, or backup) of any systems, equipment, hardware, software and networks of Customer or its Affiliates regardless of whether each of the foregoing are owned and operated by such party or owned and operated by a third party on such party’s behalf, or (vi) any new product, service or application that is not a Fix of the Ascendon System that CSG makes generally available as a separately priced item.  Ascendon Support Services do not include management of Customer’s day-to-day operational issues such as (x) software and system configuration, (y) monitoring and maintaining Customer’s hardware, network and Third Party Software, and (iii) performing necessary backups of Customer’s data.  In addition, CSG shall not be obligated to fix any problem with the Ascendon Service or be responsible for a Service Interruption (as defined in Section 1 of Ascendon Schedule C of this Ascendon Addendum) if such Service Interruption is caused by the following circumstances:

i.Customer has used the Ascendon Service other than for its intended purpose as indicated in the Agreement, this Ascendon Addendum, an applicable Order Document and/or Documentation;

ii.Customer has altered, damaged, modified or incorporated the Ascendon Service into other software in a manner not approved by CSG;

iii.The problem was caused by Customer’s or a third party’s software, equipment or systems (including, if applicable and by way of example only, a Customer Application, but excluding any software or equipment of CSG’s permitted subcontractors), not provided or approved by CSG;

iv.The problem was caused by Customer’s accessing of the Ascendon System or Ascendon SaaS Services on any hardware, operating system or network environment not supported by CSG, as defined by the Documentation; and/or

v.The problem is attributable to the Customer’s failure to use Compatible Interfaces (as defined on Ascendon Schedule B).

If Customer requests that CSG provide maintenance and support or similar services that are excluded from the above definition of Ascendon Support Services, the Parties may enter into a SOW authorizing CSG to provide the additional maintenance and support and similar services.

(c)  Customer shall not, nor authorize or permit any third party to (i) disclose Customer’s unique access codes to any entity other than Customer’s authorized employees and contractors, (ii) use the Ascendon System for purposes other than permitted in this Ascendon Addendum or an applicable Order Document, (iii) perform any of the acts set forth in Section 8 of Schedule B of the Agreement, unless explicitly provided herein, (iv) alter, enhance or otherwise modify or create derivative works of or from the Ascendon System; (v) attempt to derive the source code of the Ascendon System; (vi) remove or destroy any proprietary markings, confidential legends or any trademarks or trade names of Media or its licensors placed upon or contained within the Ascendon System, Software, Documentation or Deliverables; or (vii) knowingly insert, or knowingly allow to be inserted, and will use all commercial efforts to prevent insertion into the Ascendon System, and the medium in which Customer Content is provided to CSG by Customer or its agents, any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses, (x) that are designed to cause the Ascendon System or any Third Party Products to malfunction, self-destruct or deny services, (y) that are designed to cause damage to or degrade performance of any computer, network or any information, program or data contained therein or (z) that are designed to enable unauthorized access to the Ascendon System, any Ascendon Software, any Third Party Products or any hardware systems containing the foregoing. Customer shall be responsible for the improper use or disclosure of any of Customer’s unique access codes by Customer’s employees, contractors or any third party that accesses the Ascendon System through the Customer’s unique access codes; provided Customer shall not be responsible for any third party access resulting from the acts or omissions of CSG, Media, CSG’s subcontractors or another CSG client.

(d)  Customer will comply with the Ascendon Web Services Standards.  As used herein, “Ascendon Web Services Standards” mean those rules, specifications and standards that relate to Customer’s use of the Ascendon Web Services to integrate with the Ascendon System, as referenced in the Documentation.

(e)  Customer acknowledges that neither the Production Environment nor the Sandbox Environment are intended or engineered to perform high volume “stress” or performance testing against the Ascendon System and absent CSG’s prior written approval (which approval shall not be unreasonably withheld but may, for the avoidance of doubt, take into account CSG’s other customers’ known and/or anticipated use of such environments) Customer shall not, nor authorize or permit any third party to perform Performance Testing.  “Performance Testing” in the Sandbox Environment or the Production Environment shall mean greater than *********** (**) ********** ************ *** ******** ****.  Customer may request that CSG make available a dedicated environment for Performance Testing (a “Performance Testing Environment”), which environment shall be made available at (i) ****** (**) *** increments, (ii) a fee of US$****** *** ****** (**) *** period (use for less than ****** (**) **** shall not result in any proration of fees) and (iii) delivered pursuant to the dates, terms and conditions set forth in an SOW executed by the Parties. Customer acknowledges that any conduct of Performance Testing within the Production Environment or Sandbox Environment is a breach of this Addendum, but shall not constitute a breach under the Agreement giving rise to CSG’s right to terminate the Agreement, and can adversely affect the Ascendon System, which may also affect third parties.  ** ******** ******** *********** ******* ** ********* ** **** ******* *(*)* ** ********* ******* *** ***** ** ***********

******* ********** ** **** ******** ****** (*) **** *** ***** **** *** ****** ******* ******* ** *********** ******* ********** ****** ** *** *********** ** ***** **** *********** ******* *** ********* *** (*) ** ********** ******* ********* *** **** *** *** *********** ******* ******** *** *** **** *** *** *** ******* ******** ** *** ** * ****** ** ********** ********** *********** *******.

If Customer CSG discovers unauthorized Performance Testing conducted by Customer or any third party using Customer’s business unit(s), CSG agrees to (A) use its commercially reasonable best efforts to promptly mitigate any adverse consequences on the Ascendon System and any Damages (to CSG, Media or any third party using the Ascendon System) as a result of such Performance Testing, and (B) promptly notify Customer of such Performance Testing and explain CSG’s efforts to mitigate the consequences and Damages resulting therefrom.

(f)  CSG will host (directly or indirectly) the Ascendon System (excluding any Consumer Experiences deployed by Customer) and will perform those services and functions and provide the infrastructure (including datacenters) to host and make operational the Ascendon System as prescribed by this Ascendon Addendum and each Order Document.  Customer is solely responsible for (including, but not limited to, the costs of procuring, installing, operating and maintaining) its own Internet access and all necessary computer hardware, software, peripherals and communications equipment that are necessary in order for Customer and its authorized users to access the Ascendon System and utilize the Ascendon Services (“Customer Equipment”).  CSG shall, in connection with Customer’s use of the Ascendon SaaS Services, consult with, assist and advise Customer regarding Customer environment requirements.

After a given Ascendon SaaS Services deployment has been deployed to Consumers in a Production Environment, Customer is principally responsible to manage the day-to-day configuration and use of such deployment, including, by way of example only, Storefront changes, refreshing or adding new Customer Content and controlling Customer Content availability windowing. Customer may discharge such responsibility itself, through a third party designee permitted with the terms of the Agreement or by requesting CSG to provide such support.  CSG may provide support to Customer on an Ascendon SaaS Services deployment either pursuant to an Order Document entered into by the Parties that specifies the specific Ascendon Technical Services or support to be provided or, Customer may request, in writing (email acceptable), and CSG shall provide such Ascendon Technical Services or support on an ad hoc, “as-needed basis”.  Any Ascendon Technical Services or support requested by an Authorized Customer Representative in writing (email acceptable) that are not covered by an effective Statement of Work or do not otherwise qualify as Ascendon Support Services, shall be deemed a request by Customer for CSG to provide “Managed Services”.  Unless a minimum term and hour commitment for the provision of Managed Services (a “Managed Services Quota”) is otherwise included in an Ascendon Service Order, CSG shall provide Managed Services on an ****** basis (billed in ******* (**) ****** increments) at the ******** ****** ****, and shall invoice Customer on a ******** ***** basis.

6.	CSG Grant of Rights.

This Section 6 shall apply to the Ascendon Services in lieu of Sections 2 and 3 of Schedule B of the Agreement.

Subject to the terms, conditions and restrictions of the Agreement (including this Ascendon Addendum) and pursuant to the terms of an Ascendon Service Order executed by CSG and Customer, CSG hereby grants Customer a non-exclusive, non-transferable (except as provided in Section 12.7 of the Agreement), worldwide, non-sublicensable (except to the extent that, under applicable Law, the use of Consumer-facing Customer Experiences by a Consumer is deemed a sublicense), limited right during the Ascendon Order Term (as defined in the relevant Ascendon Service Order) for it, its employees and authorized contractors to access and use the Ascendon System as described in and configured pursuant to such Ascendon Service Order, Documentation and (upon making such available to Customer) the Deliverables in the Sandbox Environment and the Production Environment for the sole purposes of receiving and using the Ascendon SaaS Services for Customer’s own business purposes and operations in connection with its provision of its Customer Services.  Customer shall have the right to copy and distribute internally the Documentation as reasonably required to support its use of the Ascendon System.

7.	Hosting and Fulfillment Rights; Customer’s Limited Grant of License.

Customer acknowledges that the Ascendon SaaS Services do not include any content delivery network (“CDN”) services, signal or encoding of Customer Content, and that vis-à-vis CSG, Customer is responsible (directly or through a third party designee) to provide CDN services and encoding for its Customer Content. As such, Customer is solely responsible to obtain from Third Party Content Owners and third party Retailers all necessary rights for Customer to host, distribute and fulfill (as applicable) Customer Services to Consumers.  In connection with CSG’s performance of Ascendon Services, and subject to CSG’s performance of its obligations under the Agreement, this Ascendon Addendum and as specifically prescribed in an Order Document, Customer grants to CSG a limited, worldwide, non-exclusive, non-transferable (except as provided in Section 12.7 of the Agreement), non-sublicensable (except to a permitted subcontractor, as provided in Section 12.5 of the Agreement), revocable, fully-paid and royalty-free license (and, with respect to any Customer Content or other material owned by third parties, a sub-license) to use, translate, restructure, modify, copy, distribute, display and fulfill Customer Services and Ascendon System Data, and any other materials supplied by Customer or its Consumers, solely to the extent required by CSG to perform the Ascendon Services and, if applicable, fulfill a Customer Service. This limited grant of license shall terminate upon the later of (i) the termination of an applicable Order Document, and (ii) the last date on which CSG provides Customer any Ascendon Transition Services.

8.	Proprietary Rights.

(a)  The Ascendon System, Ascendon SaaS Services, Ascendon System Data, CSG Confidential Information and CSG Intellectual Property, and any improvements, adaptations and other such modifications of the same that are developed by or for CSG shall be deemed Work Product and will be the exclusive property of CSG.

(b)  As between Customer and CSG, Customer is and shall remain the sole and exclusive owner of all rights, title and interests (including all intellectual property rights) in and to the Consumer Information, Usage Data, Customer Content, Customer Confidential Information, Customer Intellectual Property, Customer Site(s) and any improvements, adaptations and other such modifications of the same that are developed by or for Customer, and any Customer Service.

(c)  As between Customer and CSG, unless otherwise agreed in an effective Statement of Work, CSG will own all rights, title and interests (including all intellectual property rights) in and to any Deliverables developed pursuant to a Statement of Work, subject always to Customer’s ownership of any Consumer Information, Usage Data, Customer Content, Customer Confidential Information, Customer Intellectual Property, and any portions or derivatives thereof that may be reproduced, stored, displayed, performed or otherwise contained within any part of the

Deliverables.  Consistent with Schedule E of the Agreement, if CSG is the owner of Deliverables developed and/or delivered under an SOW, Customer and CSG agree to identify in such SOW whether one or more of the Deliverables delivered under an SOW is “*********”, “*************” ** “******* ********* *** *************”, and identify any applicable terms in connection with such designation.  The Parties acknowledge that nothing in the Agreement or this Ascendon Addendum shall require CSG to enter into an SOW that (i) restricts CSG’s right to use any SOW Deliverables (and related intellectual property) with CSG’s third party customers, (ii) requires CSG to fund the Technical Services of such SOW if CSG wishes to use the SOW Deliverables (and related intellectual property) with CSG’s third party customers or (iii) requires CSG to refund Customer the Technical Services fees previously paid by Customer for a given SOW Deliverable if CSG wishes to use such Deliverable (and related intellectual property) with CSG’s third party customers.  Customer acknowledges that in lieu of the license grant in Section 3.9 of the Agreement, Customer’s sole and exclusive right to use a Deliverable shall be as prescribed in the applicable Order Document.

9.	Termination Assistance.

In lieu of the provisions of Section 6.2 of the Agreement, the following provisions shall apply following the termination or expiration of an Ascendon Service Order:

(a)  Within *** (**) **** of Customer’s written request (email acceptable) in connection with the expiration or termination of the Agreement or a CSG Service Order, or the expiration of an Ascendon Transition Period as described in Section 9(b) below, CSG shall provide to Customer reasonable assistance and cooperation ** ** ****** to transfer and transition to Customer (or Customer’s designee, PCI-certified, if applicable) any Customer Content, Consumer Information, Usage Data, Customer Confidential Information, and Customer Intellectual Property in CSG’s possession, including the data elements set forth in Ascendon Exhibit A attached hereto. The Parties may update the data elements set forth in Ascendon Exhibit A from time-to-time to reflect the provision of new or different data elements or may identify in an Ascendon Service Order those additional data elements that are subject to this Section 9(a).  If Customer requests that CSG provide the foregoing information (including that identified in an Ascendon Service Order) in a form different than that held by CSG in the Ascendon System and the requested format requires CSG to perform additional services beyond a “programmatic data conversion”, such conversion services shall be provided at the ******** ****** **** and the Parties will enter into a Statement of Work or other agreement to document the specific conversion services to be provided.

(b)  If requested by Customer in its sole discretion, by providing CSG written notice (i) if the Agreement or an Ascendon Service Order expires as per its stated term, no less than ****** (**) ***** prior to the effective expiration date of this Ascendon Addendum or such Ascendon Service Order or (ii) if this Ascendon Addendum or an Ascendon Service Order is terminated pursuant to Section 6.1 of the Agreement, within *** (**) **** of the effective date of termination of this Ascendon Addendum or such applicable Ascendon Service Order, Customer may request a transition period up to but not to exceed ***** (**) **** following the effective date of expiration or termination date (the “Ascendon Transition Period”) to allow the Parties to effect an orderly transition of services to a third-party or an internal Customer solution. In the event that Customer requests an Ascendon Transition Period, CSG will provide the then-contracted Ascendon Services as requested by Customer during the Transition Period (“Ascendon Transition Services”).  To the extent CSG provides Ascendon Transition Services during the Ascendon Transition Period, all applicable fees and terms under the Agreement and the applicable Order Document shall apply; ********* ***** ** *** ***** **** **** ******** ******** ** ** ******** ******* ***** ** ********** *** ** *** ****** **

**** *** *** ***** ******** (**) ******** **** ** *** ******** ********** ****** (*** “******* ********** ******”), *** ***** ******* ******** (*) ** ** ***** (**) ***** ** ********** ** ******* ******** ** ** ****** ** ********* **** **** ******** ** ** ******* ** ***** ******** ********* ** ****** ******** ** ********** *** ******** ** ******** ******** ** * ********* ***************** *** (*) *** ******** ******** **** ******** ** ** ******* ********* ******** **** ******** ***** ** *********** ** *** *** *** ***** ***** **** *** ****** ** ******* **** ******** **** ********.  For the avoidance of doubt, all applicable fees shall apply to Ascendon Transition Services performed (1) upon expiration or termination of this Ascendon Addendum or an Ascendon Service Order for * ****** ***** **** *********** *** ** ***** ****** and (2) after the Initial Transition Period. If Customer requests CSG to perform any other services to Customer beyond the Ascendon Transition Services and the return of Customer’s information set forth in Section 9(a), such additional services (collectively, “Additional Ascendon Services”) CSG may provide such Additional Ascendon Services at its discretion at the ******** ****** **** and the Parties will enter into a Statement of Work or other agreement to document the specific Additional Ascendon Services to be provided and the applicable fees. Customer acknowledges that conditions precedent to CSG’s performance of any Ascendon Transition Services or Additional Ascendon Services (excluding, for the avoidance of doubt, the return of data and information pursuant to Section 9(a)) are Customer’s obligations to pay CSG any amounts outstanding, due or payable to CSG for the Ascendon Services as of the effective date of the expiration or termination of this Ascendon Addendum or the applicable Ascendon Service Order (including any SOW).

10.	Representations and Warranties.

The terms of this Section 10 shall apply only to the Ascendon Services and will apply in lieu of Sections 8.1 and 8.2 of the Agreement.  Section 8.3 of the Agreement shall apply to the provision of Ascendon Services.

(a)  CSG represents and warrants that the Ascendon Technical Services will be performed with reasonable skill and care, in a diligent, professional and workmanlike manner, consistent with generally accepted industry standards for similar services.  As Customer’s sole and exclusive remedy and CSG’s sole obligation for breach of this limited warranty, CSG shall use commercially reasonably efforts to correct or replace any defective Deliverable or re-perform such defective Ascendon Technical Services at ** ********** ****** and as soon as reasonably practical.

(b)  CSG represents and warrants that the Ascendon System and Ascendon SaaS Services as delivered by CSG (i) comply in all material respects with the applicable Documentation and specifications, including the terms of the Agreement, and (ii) perform in the manner for which they were intended as specified in the applicable Documentation and specifications and any requirements document explicitly referenced or included in an Order Document for such purposes.  The foregoing warranty shall not apply to the extent any non-compliance or defect is an Excluded Problem (as defined in Ascendon Schedule C).  Subject to the following sentence, as Customer’s sole and exclusive remedy and CSG’s sole obligation for breach of this limited warranty, CSG shall use commercially reasonable efforts to cause the Ascendon System and Ascendon SaaS Services to conform to the above warranty as soon as reasonably practical, including the remedy of any defects identified by Customer consistent with Ascendon Schedule C. Solely if and to the extent that Customer’s claims arising from a breach of this Section 10(b) can be remedied by the (x) correction of any Exceptions or errors in the Ascendon System, Ascendon Services or any Deliverables, (y) replacement of any Deliverables or element of the

Ascendon System or (z) re-performance of the Ascendon Services (i.e., transactions), CSG shall be afforded an opportunity of no less than *** (**) ******** **** (or, such other period mutually agreed upon and, if such claim relates to a Deliverable subject to a pending Statement of Work, the period set forth in such Statement of Work or otherwise agreed upon by the Parties) to remedy such Exceptions or errors.  If within such *** (**) or other applicable period CSG cannot remedy such Exceptions or errors or re-perform such Ascendon Services, then Customer may seek other remedies available under this Ascendon Addendum and the Agreement with respect to such claims.

(c)  CSG provides any Third Party Software that is not Embedded Third Party Software AS IS.  Other than as expressly set forth in an Order Document and this Section 10, Customer acknowledges that the Ascendon System, Ascendon SaaS Services and any such Third Party Software may not satisfy all of Customer’s requirements and the use of the Ascendon System, Ascendon SaaS Services and such Third Party Software may not be uninterrupted or error-free.  CSG further represents and warrants that it has not knowingly inserted, or knowingly allowed to be inserted, and will use all commercial efforts to prevent insertion into the Ascendon System, and the medium in which the Ascendon System and other materials are provided to Customer by CSG, any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses, (i) that are designed to cause the Ascendon System or any of Customer’s software or hardware systems to malfunction, self-destruct or deny services, (y) that are designed to cause damage to or degrade performance of any computer, network or any information, program or data contained therein or (z) that are designed to enable unauthorized access to any of Customer’s software or hardware systems.

11.	********** ********** ********* **********.

** ******** ** ********** ********* *********** ***** ******* * ** *** ********** ********* ******* *** ** *** ********** ******** ***** ****** ** *** *** ******** ********* *** **** *** *** *********** ******* ******** **** *** ******* *** ******* ******** ** * ***** ***** ***** ******* ******* * *** *********** ***** ***** ** * ***** **** * ******** ***** ********* ******** ******* ******** ** **** *** ***** *** (********* ******* ** ***** ************ ******** ** ********** ** ******** ** *******)* ************ ******** ************* **** ** ********** ** *** ******** ******** ******** ******* ** ******** ************ ******** (********** ** *** ** *********** *** ** *** ********* ***** ** * ****** ***** **** ******** (* “***** ***** ******* *****”)) ** ********** ***** **** ******** ******** ********* * ********** ********** ***** ****** ** ******* ****** ******* *************** * ***** ******* ************ ******** ****** ** **** ******** ** ********* ******** * ***** ******* ******* ** *** ** **** ******** ******** ******** ******* ** ******** ************ *********  ********** *************** ********** ***** **** ******* ** ** ******* ** *** ******** *************** **********.

12.

Limitation of Liability.  The terms provided in this Section 12 are exclusive to the provision of Ascendon Services under the Agreement and each Order Document and will apply in lieu of Section 9.2(b) of the Agreement.

(B)  except for fees payable or due and owing, damage or liabilities related to (*) * ******* ********** ** ********* * ***** ***** ******* * of the agreement with repsect to a claim ******* ** *** ******** ******** ** * ******* ********** ***** **** ******** ******** ** ** ***** ********* ******** **** ** ************ ******* *********** *** *** ********* ******* ***** ******* ***(*)(**) ** *** ********* ***** ** *******

** *** *********** *** ***** ** ******* ***(*) ** *** ********** ** **** ** **** ********* ** *** ** * ****** ** * ******** ********; (**) *** ***** ******* ********* ********** ***** *** ********* (********* ** *********** ******** ******** ***** *** ****** ******** ******** ****** ****** *** *** ********* ** ****** ***** ** ******* ** *** *********** *** ***** ** ******* ***(*)); (***) ******* ** ** **** ******** ********, (**) ******* ** ** *** ********* *** ******* ** ** **** ******** ******** ** (*) ********’* ****** ** *** ** ******* (*) * (*) ** ******* *(*) ** ******* *(*) ** **** ******** ********* **** ******* ***** ********* ********* *** *** ******* ******* *** ** ** ******* ** **** ******** ******** **** *** ****** *** ******* ** (*) *** ***** **** ******** **** ** ******** ** *** *** ******** ******** ***** *** ******** ***** ********* ****** *** ******** (**) ***** ****** ********* *** **** ** *** *** ** ******** ****** **** ** **** ******* ** *********** (*** ** *** (*) **** **** *** ********** ** ** ***** ******** ** ***** ***** ******** **** *** (*) ******* ** ******** ** **** ** **** **** ******** ** *** ** ******** ** *** ********** ******) *** (*) US$******* (THE “ASCENDON LIABILITY CAP”).  THE EXISTENCE OF ONE OR MORE CLAIMS WILL NOT ENLARGE THE FOREGOING ASCENDON LIABILITY CAP.  THE EXCLUSIONS AND LIMITATIONS OF DAMAGES SET FORTH IN THIS ASCENDON ADDENDUM, INCLUDING THIS SECTION 12, SHALL (I) APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE AND (II) BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR EXCLUSIVE OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF CSG HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.	Third-Party Software

Customer acknowledges that the Ascendon System and Ascendon SaaS Services may incorporate or integrate with certain Third Party Software.  Certain Embedded Third Party Software is identified in Ascendon Schedule B and any additional Embedded Third Party Software to be utilized with a given Ascendon System deployment shall be identified in the applicable Order Document.  If an Ascendon System to be deployed will utilize Third Party Software that is not Embedded Third Party Software, such Third Party Software shall be identified in the applicable Order Document(s) related to such Ascendon System.  Except as specifically provided in an Order Document, CSG’s obligations and Customer’s remedies with respect to Embedded Third Party Software shall be subject to the terms and conditions of the Agreement and this Ascendon Addendum.  Similarly, except as specifically provided in an Order Document, Customer’s right and obligations with respect to Third Party Software that is not Embedded Third Party Software shall be subject to the license terms that accompany such Third Party Software and provided CSG has the necessary rights, CSG shall pass through all warranties and indemnities provided by any licensor of any Third Party Software. CSG agrees to use its commercially reasonable efforts to assert any claims it may have against a licensor of any Third Party Software consistent with CSG’s agreement with such licensor.

14.	Privacy, Data Transfer and Security Obligations

(a)  Customer acknowledges and agrees that CSG’s obligations and Customer’s remedies under this Ascendon Addendum related to the unauthorized access, disclosure or use of Consumer Information or Usage Data processed, stored or otherwise made available to CSG under this Ascendon Addendum, including a Security Incident, shall be specifically governed by Schedule N of the Agreement, including the exhibits attached thereto, and limited by Section 9.2 of the Agreement (as amended by Section 12 of this Ascendon Addendum) (provided nothing shall preclude Customer from seeking injunctive or other equitable relief pursuant to Section 11.2 of the Agreement).  For the avoidance of doubt, nothing in this Ascendon Addendum shall impact, limit, restrict or impair CSG’s general obligations with respect to Confidential Information of Customer under Article 10 of the Agreement or CSG’s obligations under Schedule N of the Agreement, including the exhibits attached thereto.

(b)  The Parties acknowledge that in order for CSG to provide Customer with the Ascendon Services, it will be necessary for Customer to disclose to CSG certain Consumer Information, which Consumer Information will be processed, transmitted and stored (subject to the terms of this Ascendon Addendum and applicable Law) in the United States.  The Parties further acknowledge that with respect to the Consumer Information, (i) Customer acts as a “data controller” (or an equivalent term under applicable Law) with respect to all Consumer Information and (ii) CSG acts as a “data processor” (or an equivalent term under applicable Law), on behalf of and pursuant to, the instructions of Customer in order to comply with its obligations under this Ascendon Addendum and under applicable Law.

(c)  CSG represents that Media adheres to the EU- U.S. Privacy Shield Framework as set forth by the U.S. Department of Commerce (“EU-U.S. Privacy Shield ”) that protects the transfer of certain Consumer Information from the EU and Switzerland, respectively, to the U.S, and that Media has received acknowledgment from the U.S. Department of Commerce that Media is self-certified under the EU-U.S. Privacy Shield (the “Privacy Shield Certification”).  CSG agrees that Media shall maintain and adhere to such Privacy Shield Certification during the Term.  If at any time CSG no longer participates in, or meets the requirements of, EU-U.S. Privacy Shield, CSG shall provide Customer with prompt written notice, at which time the Parties shall engage in good faith negotiations to execute an amendment to this Ascendon Addendum that incorporates terms and conditions that protect Consumer Information to the same extent as EU-U.S. Privacy Shield and complies with the Privacy Laws applicable to the Ascendon Services.

(d)  CSG shall use Ascendon System Data internally to monitor, support, maintain and improve the Ascendon SaaS Services and the Ascendon System, and shall not lease, sell or otherwise commercially exploit the Ascendon System Data.

(e)  If Customer wishes CSG to adopt, implement or comply with a new Customer business practice standard  (including the proposed deployment of new or additional security measures, equipment, software and internal processes or procedures) that is not otherwise required by the Agreement, including Section 14 of this Ascendon Addendum, Customer shall provide CSG written notice (which may include an email) of such proposal and include in same notice the nature of such Customer proposed revision, modification or addition (a “Customer Policy Modification”).  If CSG does not object to a Customer Policy Modification, CSG shall comply with the Customer Policy Modification as soon as commercially practicable after CSG receives written notice thereof.  Except for compliance with applicable Law and the PCI Standards, with which CSG is required at its cost and expense to comply, in the event CSG objects to a Customer Policy Modification, (a) CSG shall send written notice (which may include an email) of objection to Customer within thirty (30) days after receipt of such Customer Policy Modification from Customer, and (b) such notice will describe in reasonable detail the nature of CSG’s objection.  If CSG objects on the basis that such Customer Policy Modification is (x) prohibited by CSG’s certification with the PCI Standards, (y) inconsistent with applicable Law or (z) CSG’s network architecture and controls, then the Parties will engage in good faith discussions to develop an alternative solution that addresses the substantive effect of the Customer Policy Modification and CSG’s concerns with such proposal.  If CSG objects to the Customer Policy Modification for any other reason, including, without limitation, on the basis of CSG having to incur material out-of-pocket costs in connection with implementing the Customer Policy Modification, then the Parties will negotiate in good faith for Customer to reimburse CSG for the costs to implement such Customer Policy Modification, and, upon the agreement of which, CSG shall promptly comply with such Customer Policy Modification as soon as commercially practicable.  Upon receipt of any notice of objection from CSG as noted above, the Parties will work together in good faith to mutually agree on a resolution of such objection.

15.	Destruction/Return of Information

The Parties acknowledge that CSG may comply with Section 10.8 of the Agreement with respect to Consumer Information and Usage Data if such data is permanently (a) purged (i.e., deletion using random data overwrite) or (b) anonymized (i.e., within CSG’s structured data construct, to delete or obfuscate the particular fields containing Consumer Information and Usage Data while preserving the record of the audiovisual materials (including the title, description or subject matter of such materials) acquired by a Consumer), using industry standard practices, thereby permanently preventing anyone (including CSG, its permitted subcontractors and any third party) from accessing any PII and/or reconstructing from such information retained in the systems of CSG and its subcontractors which audiovisual materials were acquired by a Consumer through such systems.

16.	Discontinuance

*** ************** ***** ** **** ********** ** ********** ********** ** ******** ******** ***** ** ** ********** ** **** ******** ******* *****.

17.	Business Continuity/Disaster Recovery Plan

The CSG Systems, Inc. Business Continuity/Disaster Recovery Plan set forth in Attachment A to Exhibit C-1 of the Agreement is hereby amended to add the Ascendon Services to the list of **** * services.

18.	Ascendon Services Performance Standards and Remedies

The terms of Ascendon Schedule C attached hereto shall apply to the Ascendon Services in lieu of Schedule L of the Agreement.

Ascendon Schedule A

Form of Ascendon Service Order

Ascendon Service Order No. __

[Insert Ascendon Service Order Title]

This Ascendon Service Order No. __ (this “Ascendon Order”) is entered into effective as of [Insert Date] (the “Ascendon Order Effective Date”) and shall be governed by the terms and conditions of the CSG Master Subscriber Management System Agreement (Document #*******) effective as of January 1, 2020 between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”), as amended to date (the “Agreement”).  This Ascendon Order is an “Ascendon Service Order” subject to the terms of the Ascendon Addendum to the Agreement and is entered into by CSG and [Insert Signatory, whether Customer or an Affiliate] (“Customer”).  CSG and Customer are sometimes individually referred to herein as a “Party” and collectively as the “Parties”. All capitalized terms used but not defined in this Ascendon Order shall have the meaning assigned to such terms in the Agreement.

***

The following documents are attached to this Order and made a part hereof:

•	Schedule 1 – Ascendon System and Ascendon SaaS Services Description
•	Schedule 5 –Fees

1.0	Comcast Subscriber Entity[(ies)]; Ascendon System and Ascendon SaaS Services.

(a)The following Comcast Subscriber [Entity(ies)] are authorized to utilize the Ascendon System, Ascendon SaaS Services and Third Party Products prescribed by this Ascendon Order:

[insert entities]

(b)Subject to the Fees, terms, conditions and restrictions of the Agreement and this Ascendon Order, Customer agrees to procure from CSG, and CSG agrees to provide Customer the Ascendon SaaS Services and Third Party Products prescribed on Schedule 1 hereto.  If Customer wishes to utilize additional (or less) Ascendon SaaS Services and/or Third Party Products during the Ascendon Order Term (as defined in Section 2.0 below), the Parties shall enter into an amendment or Change Order to this Ascendon Order to reflect the actual Ascendon System functionality, Ascendon SaaS Services and/or Third Party Products in use by Customer under this Ascendon Order and to clarify the Fees applicable thereto.

2.0

Ascendon Order Term.  The initial term of this Ascendon Order shall commence on the Ascendon Order Effective Date and expire __ (___) years from the Go-Live Date of the Ascendon SaaS Services prescribed under this Ascendon Order (the “Initial Ascendon Order Term”).  Upon expiration of the Initial Ascendon Order Term, this Ascendon Order shall automatically renew for successive *** (*) **** periods on identical terms and conditions (each a “Renewal Ascendon Order Term”; the Initial Ascendon Order Term and any applicable Renewal Ascendon Order Term(s) are collectively referred to as the “Ascendon Order Term”), unless either of CSG or Customer notifies the other Party in writing of its intent to not renew such Ascendon Order Term no less than ***** (**) **** prior to the expiration of the then-current Ascendon Order Term.

3.0

Initial Statement of Work.  In connection with Customer’s initial configuration of the Ascendon System, CSG shall perform the configuration, setup, application training and other services as identified in Statement of Work No. __ with a project title of “____________” (CSG Document No._____) (“SOW No. _”).

4.0

Projected Project Start Date and Targeted Go-Live Date.  As described in SOW No. __, the Parties estimate the project described by SOW No. ___ to commence as of [insert date] and the Targeted Go-Live Date is [insert date].

5.0

Fees; Payments.  Customer agrees to pay CSG the Fees prescribed by this Ascendon Order, including those Fees set forth in Schedule 5 hereto.  Amounts due under this Ascendon Order shall be paid by Customer in accordance with Article 5 of the Agreement.

6.0

Transfer of Consumer Information.  Subject to the provisions of the Agreement, including, without limitation Section 14 of the Ascendon Addendum, CSG may transfer Consumer Information to *********** ***********, CSG’s current ******* ********* *******, solely for the purpose of allowing *********** to process credit card transactions under this Ascendon Order.

7.0	Identification of Additional Excluded Systems. As provided in Section 4 of Ascendon Schedule C of the Ascendon Addendum, the Parties agree that the following shall be deemed “Excluded Systems”:

8.0	Customer Contact Information; Notices. Section 12.10 of the Agreement is hereby supplemented by providing the following contact persons for Customer:

Customer Project Manager: [Name]

[Telephone]

[Email]

Customer Billing Contact: [Name]

[Telephone]

[Email]

IN WITNESS WHEREOF, the Parties have executed this Order by their duly authorized representatives, effective as of the Ascendon Order Effective Date.

CSG SYSTEMS, INC.	COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC
By: [SAMPLE—DO NOT EXECUTE]_	By: [SAMPLE—DO NOT EXECUTE]_
Name:	Name:
Title:	Title:
Date:	Date:

Schedule 1 to Ascendon Service Order No. __

Ascendon System and Ascendon SaaS Services

CSG will provide the Ascendon System, Ascendon SaaS Services and Third Party Products described in this Schedule 1.

[Insert Description of Ascendon System, Ascendon SaaS Services and Third Party Products provided under this Ascendon Order.]

(End of Schedule 1)

Schedule 5 to Ascendon Service Order No. __

Fees

Customer’s use of the Ascendon System and Ascendon SaaS Services, as prescribed on Schedule 1 of this Ascendon Order, is subject to the following Fees:

[Insert applicable Fees and if Payment Processor Gateway Service, specify CSG Gateway Transactions or Customer Gateway Transactions.]

(End of Schedule 5)

*****End of Ascendon Schedule A*****

Ascendon Schedule B

Ascendon SaaS Services

The Ascendon System is packaged as a set of Ascendon Application Server Modules that provide their capabilities through a set of Ascendon Web Services to Ascendon User Applications.  The Ascendon System is more specifically defined in the Documentation, and the below general descriptions are qualified in their entirety by reference to the Documentation.  The specific Ascendon System configuration made available by CSG to Customer shall be as set forth in each Ascendon Service Order executed by the Parties. Customer acknowledges that the Ascendon System shall not include the telecommunications connections to and from the Internet, the Compatible Interfaces (as defined below), the Customer Site and, if provisioned, a Performance Testing Environment.

CSG shall provide the Ascendon System and Ascendon SaaS Services to Customer in English (U.S.).  If Customer requests the Ascendon System or Ascendon SaaS Services to be provided in a language other than English (U.S.), such provision shall be subject to ********** ****** ****, and the Parties will specify the fees, terms and conditions of such implementation(s) in the applicable Order Document(s).

The Ascendon Application Server Modules deployed for a given Ascendon System deployment shall be described in the applicable Ascendon Service Order.

The Ascendon Web Services made available for a given Ascendon System shall be described in the applicable Ascendon Service Order.

The Ascendon Back-Office User Applications made available for a given Ascendon System shall be described in the applicable Ascendon Service Order.

Embedded Third Party Software

Payment Processor Gateway Service.  The Ascendon SaaS Services are integrated with a payment processor gateway partner for effective and secure credit card payment processing.  The payment processor gateway encrypts Consumer Information to ensure that information passes securely between the Ascendon SaaS Services and Customer’s credit card processing partner to authorize credit cards and settle credit card transactions for deposit of funds with the Customer’s designated merchant bank (the “Payment Processor Gateway Service”).  CSG will provide the Payment Processor Gateway Service to Customer as part of the Ascendon SaaS Services; provided Customer must establish its own relationship with its merchant bank.

Customer has two (2) options to process authorization, reversal, refund and settlement transactions attempted and processed through the Payment Processor Gateway Service for bank/credit cards, debit cards and similar payments (each, a “Gateway Transaction”):  (i) Customer may use CSG’s payment processing relationship with *********** ***********, in which case each Gateway Transaction shall be referred to as a “CSG Gateway Transaction”, or (ii) Customer may establish and use its own payment processing relationship with *********** ***********, in which case each Gateway Transaction shall be referred to as a “Customer Gateway Transaction”.  Each Ascendon Service Order shall specify whether Customer is processing CSG Gateway Transactions or Customer Gateway Transactions, and any change shall require the Parties to execute an amendment to such Ascendon Service Order.

Each CSG Gateway Transaction shall be subject to * *** ******* *********** *** ** ********** ** ** ******** ******* *****, and ** *** shall be charged for Customer’s processing of a Customer Gateway Transaction.

Payment Processor and bank interchange fees and other related card and bank processing fees are not included in the fees for CSG Gateway Transactions and are additional charges billed by third parties.  CSG Gateway Transactions will be invoiced to Customer on a ******** ***** basis.

Customer acknowledges that if it processes Customer Gateway Transaction and the Payment Processor Gateway Service is unable to process a Customer Gateway Transaction caused by *********** *********** or any party other than CSG (a “Payment Processing Interruption”), then CSG shall have no responsibility or liability to Customer for such Payment Processing Interruption, and Customer’s sole and exclusive remedy shall be with *********** ***********.

Taxing.  The Ascendon SaaS Services are integrated with taxing software from ******** **** ***** ****** **** *** ********* ***. (“*******”). Customer will not be charged for the use of the standard ********* ****** *** **************.  If Customer needs taxing capabilities other than the standard ********* ****** *** **************, or Customer requests to utilize taxing software from a provider other than *******, the Parties will negotiate the fees, terms and conditions applicable to such additional taxing software and configuration.

Compatible Interfaces

The means by which Customer can access the Ascendon System and Ascendon SaaS Services, including the Ascendon Web Services, are identified in the Documentation (the “Compatible Interfaces”).  CSG may update the Compatible Interfaces from time to time in its reasonable discretion by providing Customer advance notice consistent with good industry practices, provided CSG shall not cease supporting any item identified below without providing at least ********** (**) **** prior written notice to Customer.

*****End of Ascendon Schedule B*****

Ascendon Schedule C

Ascendon Hosting, Ascendon Support Services, Performance Standards and Remedies

1.Definitions.

“Availability SLA” means the Production Availability SLA (as defined in Section 3 below) and the Sandbox Availability SLA (as defined in Section 5 of this Ascendon Schedule C).

“Excluded Problems” means any interruptions, degradation or problems with the Ascendon System that are the result of (*) ********* **** ** ********* ** ** **** ** ******** ** *** ********** ************ ** ******* (*) ******* ** *********** ** ********** ********* ************* ******** ** ******* *** ********* ****** ********** ** ********** ** **** *** ********* ** ***** ***** ******* ********* ********** ** *** ** ********** **** *** ******** ******* (*) ********* ************ (*) *** ******* ** ***** ** ********* ** *** ******** ** *** ********* (*) ***** ********  (*) ** ******** ** ******* *(*) ** *** ******** ******** ** (*) ** ******** ******.

“Interrupted Service Time” means the number of minutes in a calendar month during which the Customer experiences a Service Interruption.  The number of minutes of a Service Interruption shall be measured (a) beginning on the earlier of the date and time that a Service Interruption is reported on a Service Ticket to the International Services Desk (“ISD”) or detected by the Monitoring Software and (b) ending upon the date and time (as confirmed by Customer or verified through the Monitoring Software) when (i) the Service Interruption has been resolved (through full resolution or a work-around) or (ii) with respect to a Service Interruption caused by a ******** ***** * – ******** ** ******** ***** * – **** problem, the problem reported on the Service Ticket has been downgraded to a ******** ***** ** ******.

“Interruption Time Percentage” is equal to (a) the Interrupted Service Time for a given calendar month less the Permissible Interrupted Minutes for such calendar month, divided by (b) the System Availability, as expressed in number of minutes for that calendar month.

“Monitoring Software” means internal software and/or third party service that simulate and/or measure transactions for purpose of determining the Availability SLA.

“Qualified Revenue Stream” means the aggregate amount of Transaction Fees identified as the “Qualified Revenue Stream” in an executed Ascendon Service Order billed to Customer in the calendar month affected by a Service Interruption.

“Permissible Interrupted Minutes” means with respect to each Availability SLA, the number of minutes for a given calendar month the Ascendon System may experience a Service Interruption before a Service Interruption Credit is due for such Availability SLA.  The Permissible Interrupted Minutes is equal to the (a) Total Available Minutes available in a calendar month less (b) the product of Total Available Minutes times the applicable Availability SLA (i.e., ****% *** *** ********** ************ *** *** **% *** *** ******* ************ ***).

“Sandbox Availability” means the time during a given calendar month the Sandbox Environment is available to Customer, excluding interruptions caused by Excluded Problems.

“Scheduled Maintenance” means the qualifying (in accordance with the second sentence of this “Scheduled Maintenance” definition) time the Ascendon System is not available to Consumers during which CSG will provide maintenance on such system.  To qualify as Scheduled Maintenance, (i) CSG must have provided Customer notice (email acceptable) of such downtime not less than *********** (**) ***** prior to the commencement thereof, (ii) such maintenance time must occur during *********** ******* ********; (iii) such maintenance must not exceed ***** (*) ***** in the aggregate during a ********** ******** ******* and (iv) such maintenance will generally occur on ********* ******** between **** ** ******* and **** ** *******.  In the event that CSG exceeds ***** (*) ***** of Scheduled Maintenance during a ********** ******** *******, each minute in excess of ***** (*) ***** shall be deemed Interrupted Service Time for the specific calendar month in which such threshold was exceeded.

“Service Interruption” means with respect to an Availability SLA, the occurrence of a ******** ***** * – ******** or ******** ***** * – **** problem, excluding an occurrence or failure resulting from an Excluded Problem.

“Service Interruption Credit” means with respect to (i) the Production Availability SLA in a given calendar month the product of the (A) Qualified Revenue Stream of an affected Ascendon Service Order received by CSG during such calendar month and (B) Interruption Time Percentage for such Production Availability SLA and (ii) the Sandbox Availability SLA, as defined in Section 5 below.

“Severity Level” shall refer to the level of severity of a problem in respect of the Ascendon SaaS Services, as defined in Section 3 below.

“Service Ticket” means (a) a documented service request marked with the date and time the request was reported to or otherwise discovered by the ISD and with the date and time that the applicable problem was resolved; or (b) a report of Service Interruption or other issue by Customer via telephone (telephone notice is required for ******** ***** * – ******** or ******** ***** * – **** ******), email, CSG’s web accessible ticket tracking system or other mutually acceptable means.

“System Availability” means the Total Available Minutes in a given calendar month less any minutes attributable to an Excluded Problem (which, for the avoidance of doubt, includes Scheduled Maintenance).

“Total Available Minutes” means the total minutes available in a given calendar month (i.e., number of days in calendar month times sixty (60) times twenty-four (24)).

2.	Hosting and Support Services.

CSG shall provide technical support and operational maintenance for the Production Environment of the Ascendon System as part of the Ascendon SaaS Services.  These hosting and support services are provided in a manner to maximize Service Availability and minimize any Service Interruption of the Production Environment.  CSG shall provide the hosting services from facilities located in the United States.  Under no circumstance shall hosting services be provided from an off-shore location without the prior written consent of an Authorized Customer Representative.

Technical Support/Operations

Customer may submit support incidents or queries to CSG’s ISD via telephone (************), or CSG’s web accessible ticket tracking system (accessed at **********.**********.***) and other mutually agreed means; provided, that Customer must notify CSG of ******** ***** * ******** *** ******** ***** * **** issues via telephone to the ISD.

CSG shall provide support on a ******** for issues with a ******** ***** of “********” and “****” and during **** ** – **** ** ******* for issues with a ******** ***** of “******” and “***”.

Should CSG discover a performance or operations issue impacting the Production Environment, CSG shall notify the Customer Project Manager identified in an affected Ascendon Service Order (or such other representative Customer has identified to CSG in writing (email acceptable) to receive such notice) of such issue, as well as CSG’s initial assessment of issue severity, no later than (i) ****** (**) ******* from the time of discovery of a ******** ***** * ******** *** ******** ***** * **** issue and (ii) *** (*) ******** *** for a ******** ***** * ****** issue.

Support Levels

CSG shall escalate support issues as follows:

➢

Level 1 Support (SSC):  CSG provides initial support through CSG’s ISD, which shall provide for the initial triage of an issue.  The ID may be contacted via telephone (******** *** ******** ***** * ******** *** ******** ***** * **** ******), email or web (through CSG’s extranet at *************************) and will work with the Customer to collect pertinent information, understand the issue and attempt to replicate and resolve.  If, after the ISD’s investigatory resources are exhausted, the ISD still unable to resolve the issue, it will escalate to Level 2 Support.

➢

Level 2 Support (Operations):  Once the ISD escalates the issue to Operations, Operations begins troubleshooting and analyzing the issue.  Operations has additional security rights permitting it to dig deeper into the issue through database queries, server reviews and monitoring.  If, after the Operations’ investigatory resources are exhausted the issue remains unresolved, the issue will be escalated to Level 3 Support.

➢

Level 3 Support (Development, QA, etc.):  If necessary, the Level 3 Support Team will be engaged to attempt to determine root cause for the reported and unresolved issue.  The Level 3 Support team may include developers, Quality Assurance analysts, and/or implementation analysts with additional access permissions to review code or provide additional technical insight into expected versus actual behavior of the Ascendon System.

CSG Contact and Escalation List

The table below identifies the contact information for all levels of Ascendon Support Services.  All critical issues requiring escalation are managed through the ISD who will contact the appropriate on-call personnel:

Support Level	Contact Name/Title	Contact Information	Operating Hours/Staffing Levels
Level 1	International Services Desk (ISD)	Phone: ************ (************) Web: *************************	********
Level 1 Escalation	Manager of the ISD	Escalation from ISD analyst	********

Support Level	Contact Name/Title	Contact Information	Operating Hours/Staffing Levels
Level 2	Operations	Escalation from ISD	******** ****** ******** ************ ******* ****** ******** ***** (*** ***)
Level 2 Escalation	On-Call Analyst	Escalation from ISD	******** ****** ******** ************ ******* ****** ******** ***** (*** ***)
Level 3	SME (e.g., Development, QA, PS, etc.)	Escalation from Level 2 (Operations)	******** ****** ******** ************ ******* ****** ******** ***** (******)
Level 3 Escalation	On-Call SME	Escalation from Level 2 (Operations)	******** ****** ******** ************ ******* ****** ******** ***** (*** ***)
Management Escalation	Operations Manager	Escalation from Level 2 (Operations) on-call	******** ****** ******** ************ ******* ****** ******** ***** (*** ***)
Senior Management Escalation	Operations Director	Escalation from MS Manager	******** ****** ******** ************ ******* ****** ******** ***** (*** ***)

3.	Priority Definitions and Service Level Metrics for Ascendon Support Services

CSG uses the following priority definitions and target response times for issues reported by the Customer to CSG.  From the time that an issue is reported to or discovered by CSG until the issue is resolved as prescribed below, CSG shall also use commercially reasonable efforts to provide Customer acknowledgements and subsequent updates in accordance with the applicable times set forth in the table below.  In addition, at any time during the pendency of an Exception that affects Customer’s operations in the Production Environment or the Sandbox Environment, Customer may contact its Account Manager to discuss such Exception.  In addition, to the extent a ******** ***** * ******** and ******** ***** * **** issue lasts greater than ***** (**) *******, Customer may contact *** *** to discuss such issue.

Severity Level Priority	Description	Acknowledgement/ Updates	Targeted Workaround

Severity Level Priority	Description	Acknowledgement/ Updates	Targeted Workaround
**********

*** ******** ****** ** * ***** ** * ***** ********* ** *** ******** ****** (***** ******** ** ************) ** *** ***********

********* *** ****** ** ****** *** ******** ** *** ********** **** ********* ** ** ********** ******** ******* *****.

Ack:  ****** ** ******* ***** (*) ***** *** **** ******** ** ******** ** (*) ** **** ** ************ *********** ***** ***** ********* *** ****** (********* ********* ******) ******** ** *** ********** ********.

Upd:  ******* ******* (***** **********) ** ********** ******* ***** **** ***** ***** ** ** ****** ********* ******* ******** ** ********** ** * *****

********* ** ***** **** *************** *** ******* **** ** ******** ***** ** *** ************ ******** *****

* *****
******	********* ********** *********** ** ********** ********** ***** ****** ****** ** *** ******** ******** ** *** ******** ****** *** ** ********** ********** ** *********.	Ack: ****** * **** ***** ***** *** **** ******** ** ******** ** ********** ** ***. Upd: ******* ******* (***** **********) ** ********** ******* ***** * ***** ***** ***** ** ** ****** ****.	** *****
********	********* ********** *********** ** ********** ********** ***** ****** ****** ** *** ************ ******** ** *** ******** ******	Ack: ****** * ***** ***** ***** *** **** ******** ** ******** ** ********** ** ***. Upd: ******* ******* (***** **********) ***** ****** ****** ******** ***** ***** ***** ** ** ****** ******.

*** **** *** ************ ********** ******* ** ******* * *** ** *** **** ***** ** ******* ** *** ******** ******* ** ********** ** *** ** ************ ********** ***** *** ****** ** *** ***** *** *** ****** **** *** ******** ******.

*****	*************** ************* ****** ******* ******** ** ******	Ack: ****** * ******** ***** ***** ***** *** **** ******** ** ******** ** ********** ** ***. Upd: ******* ******* (***** **********) **** ********** ********** *******	*** *** ******* * *** **** *** ******** ******.

4.	Availability of Production Environment and Service Credits – Production Availability SLA

On and after the first Go-Live Date, CSG shall provide System Availability of ****% for the Production Environment of the Ascendon System for each calendar month during an Ascendon Order Term (as measured over a calendar month, the “Production Availability SLA”).

For any calendar month in which a Service Interruption has occurred, the Parties shall determine whether the Production Availability SLA for the calendar month has been achieved.  If CSG fails to achieve the Production Availability SLA for any given calendar month during a given Ascendon Order Term, CSG shall apply the applicable Service Interruption Credit for such calendar month.

CSG shall, subject to Customer’s review and audit rights, calculate the Service Interruption Credit and apply this credit to the following calendar month’s Fees or, if such Service Interruption Credit accrues in the final calendar month of an Ascendon Order Term, offset the current calendar month’s fees or provide a refund to Customer.

** *** ***** ** ******* *** ********** ************ *** **** (*) ***** ****** *** *********** ****** (**) ***** ****** (* “******* ******* ******”)* *** **** ******* ******* ****** *** *** ****** **** * ******* ************ ****** ** ** ******** ****** (** ******* *****)* **** ******** ***** **** *** ***** ** ********* **** ******** ******** ********** **** **** **********  **** ********** ********* ** * ******* ******* ******* ********* ** *** ********* *** ****** ****** (**) **** ** ******* ** **** ********** ********* **** ******** ******** ** ********** ******* ****** (* “******* ******* ****** *********** ******”) ** **** **** *********** ** ** ********* ****** ****** (**) ** *** ******* ****** (***) **** ***** ***** ******* ** *** ******* ******* ****** *********** *******  *** ************ *** ****** **** **** ******* ** * ******* ******* ****** *********** ******* *** ***** **** ** ***** ** *****  ** ******** ***** ** ******* *** **** * ****** ******* ******* ****** *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* **** ******** ******** ***** ** **** ******* ******* ****** *********** *******  ** **** ** **** ******** ******** ** ** “******** ******” ***** (*) *** ***** ***** ******** **** ** *** ********* (**) *** ******* ********* ******** ** ******* **** ** ********** ** ** ******** ****** ** ** ******** ******* ****** *** (***) *** **** ******* ** ********** ******** ********* ** ******** ***** ** * ******* ** ******* ******** ******* ** **** ***** *** **** *** **** *********** ** *********** ********  ******* ** **** ********* ***** ** ****** ** ***** ***** ********* *** * ******* ************ ****** ******* ** * ******* ** ****** **** *** ********** ************ ****

In addition, if in Customer’s good faith belief a ******** ***** * – ****** Exception results in a material adverse Customer or Consumer experience, the Parties agree to collaborate on the mutually agreeable timeframe for CSG to implement a Fix to such Exception and, if applicable, any credits if CSG fails to timely implement such Fix.

CSG shall also provide Customer access to reports and/or tools that enable Customer to determine System Availability.

5.	Availability of Sandbox Environment and Service Credits – Sandbox Availability SLA

CSG shall provide Sandbox Availability of **% (as measured over a calendar month) (the “Sandbox Availability SLA”).

For any calendar month in which a Service Interruption has occurred, the Parties shall determine whether the Sandbox Availability SLA for the calendar month in question has been achieved.  If (i) CSG fails to achieve the Sandbox Availability SLA for any given calendar month during an applicable Ascendon Order Term and (ii) Customer is paying CSG an express fee under a given Ascendon Service Order to access the Sandbox Environment (***** **** *** ** *** ****** ******** ** *** ******** ******* *****), Customer shall be entitled to submit a claim for a Sandbox Service Interruption Credit (as defined below) based on the Service Interruption.

•

If Customer makes a valid claim for a Sandbox Service Interruption Credit, CSG shall, subject to Customer’s review and audit rights, calculate the Sandbox Service Interruption Credit *** ***** **** ****** ** *** ********* ******** ******* **** *** ** **** ******* ************ ****** ******* ** *** ***** ******** ***** ** ** ******** ***** ***** ****** *** ******* ******** ******* **** ** ******* * ****** ** ********.

•

As used in this Section 5, “Sandbox Service Interruption Credit” means with respect to a given calendar month the product of the (i) fees paid by Customer to access the Sandbox Environment(s) during such calendar month and (ii) Interruption Time Percentage.

CSG shall provide Customer access to reports and/or tools that enable Customer to determine the availability of the Sandbox Environment.

6.	****** ********** *** *******

** *** ***** ** **** *** ****** ********** **** ********** ** ******* * ***** *** * ******** ***** * ******** ** ******** ***** * **** ***** (*** “********** ***”)* **** *** **** ******** *** ***** ******* ** ******** * ****** ** **** ******** ******* ($********) ** ********** **** ******* ********

******** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***** ******* ** ******* ******* *********** ***** **** ******** ******** *** *** ***** ******** ******** **********  ************ *** *** ******* ******** *** ***** **** ******** ******** * *** ** * ******* ************ ** ***** ******* ** ****** **** *** ********** *** *** (*) ********** ******** *** *** * ******** (*) ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** ********** **** *** (*) ********** **** *** ********* ****** ***** **** ******** ******** ** *** ********** ***** ******** *** **** ******** ********* ******** **** ******* ** *** ********* ***** ******** ** ***** ******** **** *********** **** ******** ******** ** ******* ** * ******* ******* *******

*****End of Ascendon Schedule C *****

Ascendon Exhibit A

Data Elements – Consumer Information and Usage Data

*************

**********

*********

*************

****************

****************

****

*****

*******

***

*****

***********

****************

***************

**********

************

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*****************

*************************************

****************** (*** ************ ******** ****)

************************************** (*** ************ ******** ****)

************** (*** ************ ******** ****)

********************************** (*** ************ ******** ****)

************************ (*** ************ ******** ****)

************** (*** ************ ******** ****)

************************ (*** ************ ******** ****)

*************** (*** ************ ******** ****)

*****End of Ascendon Exhibit A and end of Ascendon Addendum *****